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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 1, 2001, February 25, 2000 and February 25, 1999 included in Cornell Companies, Inc.'s Form 10-K, for the years ended December 31, 2000, 1999 and 1998, respectively, and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP


Houston, Texas
January 14, 2002